UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2016

Xenith Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One James Center, 901 E.Cary Street, Suite 1700, Richmond, Virginia, 23219
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (804) 433-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 9, 2016, Xenith Bankshares, Inc., the holding company for Xenith Bank, issued a press release regarding financial results for the second quarter and first six months of 2016, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instructions B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be deemed incorporated by reference into any filing or other document filed pursuant to the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing or document.

Item 9.01. Financial Statements and Exhibits.

99.1 Press Release, dated August 9, 2016, announcing Xenith Bankshares, Inc.’s second quarter and first six months of 2016 financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenith Bankshares, Inc.

Date: August 9, 2016	By:	/s/ Thomas W. Osgood
Thomas W. Osgood
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated August 9, 2016, announcing Xenith Bankshares, Inc.’s second quarter and first six months of 2016 financial results.